Exhibit 10.1

NOTE PURCHASE AGREEMENT

among

LEGG MASON, INC.

THE PURCHASERS NAMED HEREIN

and for limited purposes

KOHLBERG KRAVIS ROBERTS & CO. L.P.

January 14, 2008

TABLE OF CONTENTS

1.

Definitions

1

2.

Authorization, Purchase and Sale of Notes

4

2.1

Authorization, Purchase and Sale

5

2.2

Closing

5

3.

Representations and Warranties of the Company

5

3.1

Organization and Power

5

3.2

Capitalization

6

3.3

Authorization

7

3.4

Valid Issuance

7

3.5

No Conflict

8

3.6

Consents

8

3.7

SEC Reports; Financial Statements; No Material Adverse Change

8

3.8

Absence of Litigation

9

3.9

Compliance with Law

10

3.10

Intellectual Property

10

3.11

Employee Benefits

10

3.12

Taxes

10

3.13

NYSE

10

3.14

Company Not an "Investment Company"

11

3.15

Required Regulatory Filings; No Regulatory Deficiencies

11

3.16

Investment Adviser, Broker Dealer and Commodities Registrations

11

3.17

Investment Advisers Act Compliance

11

3.18

Investment Company Act Compliance

11

3.19

General Solicitation; No Integration

12

4.

Representations and Warranties of Each Purchaser

12

4.1

Organization

12

4.2

Authorization

12

4.3

No Conflict

12

4.4

Consents

13

4.5

Absence of Litigation

13

4.6

Purchasers' Financing

13

4.7

Brokers

13

4.8

Purchase Entirely for Own Account

13

4.9

Investor Status

13

4.10

Securities Not Registered

14

5.

Covenants

14

5.1

HSR Approval

14

5.2

Shares Issuable Upon Conversion

14

5.3

PORTAL and CUSIPs

15

5.4

Further Assurances

15

5.5

Board Designee

15

5.6

Report on KKR Ownership of Securities Issued by the Company

17

5.7

Incurrence of Indebtedness

17

6.

Conditions Precedent

18

6.1

Conditions to the Obligation of the Purchasers to Consummate the Closing

18

6.2

Conditions to the Obligation of the Company to Consummate the Closing

19

7.

Termination

19

7.1

Conditions of Termination

19

7.2

Effect of Termination

20

8.

Miscellaneous Provisions

20

8.1

Public Statements or Releases

20

8.2

Interpretation

20

8.3

Notices

20

8.4

Severability

21

8.5

Governing Law

22

8.6

Waiver

22

8.7

Expenses

23

8.8

Assignment; Additional Bank Purchasers

23

8.9

Confidential Information

23

8.10

Third Parties

24

8.11

Counterparts

24

8.12

Entire Agreement; Amendments

24

8.13

Survival

24

8.14

Other KKR Activities

24

8.15

Indemnity for Purchasers

25

Schedules

Schedule I

Purchasers

Schedule II

Description of the Notes

Exhibits

Exhibit A

Form of Registration Rights Agreement

Exhibit B-1 and B-2

Forms of Legal Opinions

INDEX OF DEFINED TERMS

Affiliate 1	Affiliated Entity 1
Bank Purchaser 1	Beneficial Ownership 2
Beneficially Own 2	Beneficially Owned 2
Benefit Plan 2	Benefit Plans 2
Board Designee 15	Board Observer 16
Board of Directors 2	Capitalization Date 6
Citigroup Registration Rights Agreement 2	Closing 5
Closing Date 5	Code 2
Common Stock 1	Company 1
Confidential Information 23	Confirmations Relating to the Bond Hedge and Warrant Transactions 2
Control 2	controlled by 2
controlling 2	Covered Person 24
Credit Agreement 2	Designee Termination Date 16
ERISA 2	Exchange Act 3
Excluded Opportunity 25	Financial Statements 9
Fund 11	Funds 11
GAAP 9	Governmental Entity 3
HSR Act 3	Indemnified Persons 25
Indenture 1	Intellectual Property 10
Investment Company Act 11	KKR 1
KKR Purchasers 3	Law 8
Lien 8	Loss 25

Losses 25	Material Adverse Effect 3
Notes 1	NYSE 10
Own 3	Permal Registration Rights Agreement 3
Person 3	Preferred Stock 6
Purchaser 1	Purchaser Adverse Effect 13
Purchasers 1	Registration Rights Agreement 3
Representatives 23	Sarbanes-Oxley Act 9
SEC 8	SEC Reports 8
Securities 3	Securities Act 3
Security Agreement 3	Subsidiary 4
Swap Agreement 4	Tax Returns 4
Taxes 4	Transaction Agreements 4
Transaction Press Release 4	Trustee 4
under common control with 2	Voting Stock 4

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT dated as of January 14, 2008 among Legg Mason, Inc., a Maryland corporation (the "Company"), the Purchasers named in Schedule I hereto (each, a "Purchaser" and collectively, the "Purchasers") and, solely for purposes of Sections 1, 5.5, 5.6, 7.1, 7.2 and 8 hereof, Kohlberg Kravis Roberts & Co. L.P. ("KKR").

WHEREAS, the Company has authorized the issuance of $1,250,000,000 aggregate principal amount of its 2.5% Convertible Senior Notes due 2015 (the "Notes");

WHEREAS, the Notes shall be issued pursuant to an indenture (the "Indenture");

WHEREAS, the Notes will be convertible into cash and, if applicable, shares of common stock, par value of $0.10 per share of the Company ("Common Stock");

WHEREAS, the material terms of the Notes and the Indenture are summarized in the Description of the Notes attached as Schedule II hereto;

WHEREAS, the Company desires to issue and sell to the Purchasers pursuant to this Agreement, and each Purchaser, severally, desires to purchase from the Company the principal amount of Notes set forth opposite its name in Schedule I hereto; and

WHEREAS, KKR and the Company will enter into a Standstill Agreement concurrently with this Agreement;

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1.

Definitions

  As used in this Agreement, the following terms shall have the following respective meanings:

"Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person;  provided that with respect to KKR, each Affiliated Entity of KKR, each KKR Purchaser and each Affiliate of an Affiliated Entity of KKR or a KKR Purchaser shall be deemed to be an Affiliate of KKR.

"Affiliated Entity" shall mean with respect to KKR, any investment fund or holding company formed for investment purposes that is primarily managed, advised or serviced by KKR or by an Affiliate of KKR.

"Bank Purchaser" means the Purchasers identified as Bank Purchasers on the signature pages hereto and any other Person that becomes a Bank Purchaser under Section 8.8.

"Beneficially Own", "Beneficially Owned", or "Beneficial Ownership" shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act, except that for purposes of this Agreement the words "within sixty days" in Rule 13d-3(d)(1)(i) shall not apply, to the effect that a Person shall be deemed to be the beneficial owner of a security if that Person has the right to acquire beneficial ownership of such security at any time.

"Benefit Plan" or "Benefit Plans" shall mean employee benefit plans as defined in Section 3(3) of ERISA and all other employee benefit practices or arrangements, including any such practices or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is obligated to contribute for employees or former employees.

"Board of Directors" means the Board of Directors of the Company.

"Citigroup Registration Rights Agreement" means the Registration and Investor Rights Agreement dated as of December 1, 2005 by and between Citigroup Inc. and the Company.

"Code" means the Internal Revenue Code of 1986, as amended.

"Confirmations Relating to the Bond Hedge and Warrant Transactions" means the four separate confirmations dated the date hereof between the Company and each of Bank of America, N.A., Goldman Sachs & Co., JPMorgan Chase Bank, National Association and Merrill Lynch Financial Markets, Inc., relating to the bond hedge and warrant transactions in connection with the issuance of the Notes by the Company, or the four separate agreements between the Company and each of these counterparties to enter into such confirmations.

"Control" (including the terms "controlling" "controlled by" and "under common control with") with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Credit Agreement" means the 5-Year Revolving Credit Agreement dated as of October 14, 2005, as amended and supplemented to the date hereof, among the Company, the Lenders party thereto and Citibank, N.A., as administrative agent for such Lenders.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

"Governmental Entity" means any United States or foreign governmental or regulatory agency, commission, court, body, entity or authority.

"HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

"KKR Purchasers" means the Purchasers identified as KKR Purchasers on the signature pages hereto.

"Material Adverse Effect" means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects, or occurrences (1) has or would be reasonably expected to have a material adverse effect on or with respect to the business, results of operation or financial condition of the Company and its Subsidiaries taken as a whole, or (2) that prevents or materially delays or materially impairs the ability of the Company to consummate the transactions contemplated by the Transaction Agreements.

"Own" in the context of Notes shall mean bearing all or substantially all economic risk of loss or appreciation (less no more than a fixed or floating interest rate return) in the value of, and any profit (less no more than a fixed or floating interest rate return) derived from a transaction in, such Notes.

"Permal Registration Rights Agreement" means the Registration Rights Agreement dated as of November 3, 2005, as amended, by and among the Company, Permal Group SAS, Sequana Capital UK Ltd and the management shareholders of Permal Group Ltd.

"Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

"Registration Rights Agreement" means the Registration Rights Agreement between the Purchasers and the Company substantially in the form set forth in Exhibit A hereto.

"Securities" shall mean the Notes and the Common Stock or other securities issuable upon conversion of the Notes.

"Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

"Security Agreement" means each Security Agreement contemplated to be entered into between a KKR Purchaser and a Bank Purchaser in connection with the transactions contemplated hereby, as may be amended from time to time.

"Subsidiary" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

"Swap Agreement" means each letter agreement entered into on or prior to the Closing referencing "Convertible Note Total Return Swap Transaction" between a KKR Purchaser and a Bank Purchaser, as may be amended from time to time, pursuant to which the KKR Purchaser will obtain from the Bank Purchaser long economic exposure to the Notes in an aggregate principal amount specified in the Swap Agreement.

"Tax Returns" shall mean returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other tax authority.

"Taxes" shall mean any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on the Company, including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties.

"Transaction Agreements" shall mean this Agreement, the Registration Rights Agreement, the Standstill Agreement, the Indenture and the Notes.

"Transaction Press Release" means the press release to be issued by the Company relating to the transactions contemplated by this Agreement and the earnings of the Company for its fiscal quarter ended December 31, 2007, in the form provided to KKR prior to the delivery by KKR to the Company of a copy of this Agreement executed by KKR.

"Trustee" shall have the meaning ascribed thereto in the Indenture under which the Notes will be issued.

"Voting Stock" means securities of any class or kind ordinarily having the power to vote generally for the election of directors, managers or other voting members of the governing body of the Company or any successor thereto.

2.

Authorization, Purchase and Sale of Notes

2.1

Authorization, Purchase and Sale

  The Company has authorized (i) the initial sale and issuance to the Purchasers of the Notes and (ii) the issuance of up to 14,204,546 shares of Common Stock to be issued upon the conversion of the Notes.  Subject to and upon the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser, severally, shall purchase from the Company the principal amount of Notes set forth opposite the name of such Purchaser on Schedule I hereto, at a purchase price equal to the principal amount of Notes purchased.

2.2

Closing

  Subject to the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, the closing of the purchase and sale of the Notes (the "Closing") shall take place at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York,

New York on February 5, 2008 (the "Closing Date") (or such other date as may be mutually agreed by the Company and KKR).  At the Closing, global notes representing the Notes shall be delivered to and held by The Depository Trust Corporation or its nominee (or a custodian on its behalf) and credited through the facilities of the Depository Trust Company to accounts designated by each Purchaser or if such global notes are not available as of the Closing, the Company shall deliver to each Purchaser one or more Notes in the aggregate principal amount set forth opposite such Purchaser's name on Schedule I, in each case against payment to the Company of the purchase price therefor by wire transfer to the Company of immediately available funds to an account to be designated by the Company.

3.

Representations and Warranties of the Company

  Except as set forth in the SEC Reports (as defined herein) filed through the date of this Agreement, the Company hereby represents and warrants to each of the Purchasers as follows:

3.1

Organization and Power

(a)

The Company is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

(b)

Except as would not, individually or in the aggregate, result in a Material Adverse Effect, each Subsidiary of the Company is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

(c)

Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation (or other legal entity) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect.  The certificate of incorporation, by-laws or other equivalent organizational or governing documents of the Company and each of its Subsidiaries are in full force and effect.  Neither the Company nor any Subsidiary is in violation of its certificate of incorporation, by-laws or other equivalent organizational or governing documents, except where the violation in the case of Subsidiaries of the Company would not, individually or in the aggregate, have a Material Adverse Effect.

3.2

Capitalization

(a)

As of the date of this Agreement, the authorized shares of capital stock of the Company consist of 500,000,000 shares of common stock, par value $0.10 per share, and 4,000,000 shares of preferred stock, par value $10 per share ("Preferred Stock").  As of the close of business on September 30, 2007 (the "Capitalization Date"), (i) 132,007,253 shares of Common Stock were issued and outstanding, (ii)  there were 6,353,539 shares of Common Stock reserved for issuance upon exercise of outstanding options to acquire shares of Common Stock, (iii) 13,950,604 additional shares of Common Stock were reserved for issuance for future grants pursuant to the Company's Benefit Plans, (iv) 2,039,722 shares of Common Stock were reserved for issuance upon exchange of an equal number of exchangeable shares of Legg Mason Canada Holdings Inc., (v) 8.39 shares of Series A Convertible Preferred Stock, par value $10 per share, were issued and outstanding and 8,390,177 shares of common stock were reserved for issuance upon conversion of the Series A Convertible Preferred Stock and (vi) one share of preferred stock was issued and outstanding in connection with the exchange shares of Legg Mason Canada Holdings Inc.  All shares of Common Stock outstanding as of the date of this Agreement, and all shares of Common Stock reserved for issuance set forth in clauses (ii), (iii), (iv) and (v) of the foregoing sentence, when issued in accordance with the respective terms thereof, are or will be duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive or similar rights.  Since the Capitalization Date through the date hereof, (1) the Company has only issued options or other rights to acquire Common Stock in the normal course of business consistent with past practice and (2) the only shares of capital stock issued by the Company were pursuant to the exercise of outstanding options and the exchange of outstanding exchangeable shares of Legg Mason Canada Holdings Inc.  No Subsidiary of the Company owns any Common Stock.

(b)

As of the date of this Agreement, except pursuant to the Company's Benefit Plans, the exchangeable shares of Legg Mason Canada Holdings Inc. and the Series A Convertible Preferred Stock, par value $10 per share, specified in Section 3.2(a), or as would not, individually or in the aggregate, result in a material increase in the number of shares of capital stock of the Company, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements or commitments obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any capital stock of the Company or any securities convertible into or exchangeable for such capital stock, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any of its shares of capital stock.

(c)

Except as set forth in the Transaction Agreements, the Citigroup Registration Rights Agreement and the Permal Registration Rights Agreement and registration rights granted in connection with the Confirmations Relating to the Bond Hedge and Warrant Transactions, the Company has not granted to any Person the right to require the Company to register Common Stock on or after the date of this Agreement.

3.3

Authorization

  The Company has all requisite corporate power to enter into the Transaction Agreements and to carry out and perform its obligations under the terms of the Transaction Agreements.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Securities, the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated herein has been taken.  The execution, delivery and performance of the Transaction Agreements by the Company, the issuance of Common Stock upon conversion of the Notes in accordance with the Indenture and the consummation of the other transactions contemplated herein do not require any approval of the Company's stockholders.  Assuming this Agreement constitutes the legal, valid and binding agreement of the Purchasers and KKR (to the extent this Agreement is applicable to KKR), this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and except as rights to indemnity may be limited by applicable federal and state securities laws and principles of public policy.  Upon execution by the Company and the other parties thereto and assuming that they constitute legal, valid and binding agreements of the other parties thereto, each of the Standstill Agreement, the Registration Rights Agreement and the Indenture will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law), and except as rights to indemnity and contribution under the Registration Rights Agreement may be limited by applicable federal and state securities law and principles of public policy.

3.4

Valid Issuance

(a) The Notes will, upon issuance pursuant to the terms hereof and the terms of the Indenture and upon payment therefor, be valid and legally binding obligations of the Company, enforceable in accordance with their terms and the terms of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

(b)

At or prior to the Closing, the Company will have available for issuance the Common Stock initially issuable upon conversion of the Notes without giving effect to any anti-dilution provisions contained in the Indenture. The Common Stock to be issued upon conversion of the Notes in accordance with the terms of the Indenture has been duly authorized, and when issued upon conversion of the Notes all such Common Stock will be validly issued, fully paid and nonassessable and free of pre-emptive or similar rights.  Subject to the accuracy of the representations made by the Purchasers in Section 4 hereof, the Notes will be issued to the Purchasers in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act and (ii) the registration and qualification requirements of all applicable securities laws of the states of the United States.  The Company is a "well-known seasoned issuer" as defined in Rule 405 under  the Securities Act, and is eligible to file as of the date hereof a registration statement on Form S-3 under the Securities Act.

3.5

No Conflict

  The execution, delivery and performance of the Transaction Agreements by the Company, the issuance of the Common Stock upon conversion of the Notes in accordance with the Indenture and the consummation of the other transactions contemplated hereby will not (i) conflict with or result in any violation of any provision of the certificate of incorporation or by-laws of the Company, (ii) result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, require consent under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or to the loss of any benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, purchase or sale order, instrument, permit, concession, franchise, right or license binding upon the Company or any of its Subsidiaries or result in the creation of any liens, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind (each, a "Lien") upon any of the properties, assets or rights of the Company or any of its Subsidiaries, or (iii) assuming (A) the accuracy of the representations made by Purchasers in Section 4 hereof, (B) the consents, approvals, orders and authorizations referred to in clauses (ii) and (iii) of Section 3.6 have been obtained and (C) the expiration or termination of applicable waiting periods referred to in clause (i) of Section 3.6, conflict with or violate any applicable federal, state, local or foreign or provincial law, statute, code, ordinance, rule, regulation, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any Governmental Entity, including common law (collectively, "Laws" and each, a "Law"), (x) other than, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, have a Material Adverse Effect, (y) except that if KKR and any Affiliated Entity with respect to KKR beneficially own more than 10% of the Company's Common Stock, certain funds advised or managed by the Company's Subsidiaries may be required to sell securities sponsored by KKR and its Affiliated Entities and (z) except that the Company has agreed, under the Citigroup Registration Rights Agreement that it will not grant to any Person registration rights that are more favorable than, or inconsistent with the rights granted thereunder or that adversely affect the priorities set forth therein.

3.6

Consents

  All consents, approvals, orders and authorizations required on the part of the Company or its Subsidiaries in connection with the execution, delivery or performance of the Transaction Agreements and the issuance of the Common Stock upon conversion of the Notes in accordance with their terms have been obtained or made, other than (i) the expiration or termination of any applicable waiting periods under the HSR Act or any applicable requirements under foreign law in connection with the issuance of Common Stock upon conversion of the Notes, (ii) those to be obtained, in connection with the registration of Securities under the Registration Rights Agreement, under the applicable requirements of the Securities Act and Exchange Act and any related filings and approvals under applicable state securities laws, and (iii) such consents, approvals, orders and authorizations the failure of which to make or obtain would not reasonably be expected to have a Material Adverse Effect.

3.7

SEC Reports; Financial Statements; No Material Adverse Change

(a)

The Company has timely filed all forms, documents, statements and reports required to be filed by it with the Securities and Exchange Commission (the "SEC") since April 1, 2005 (the forms, documents, statements and reports filed with the SEC since April 1, 2005, including any amendments thereto, the "SEC Reports").  As of their respective dates, or, if amended or superseded by a subsequent filing made prior to the date hereof, as of the date of the last such amendment or superseding filing prior to the date hereof, the SEC Reports complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as the case may be, and the applicable rules and regulations promulgated thereunder.  As of the date hereof, the SEC Reports filed through the date hereof taken together with the Transaction Press Release, collectively, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No Subsidiary of the Company is subject to individual periodic reporting requirements of the Exchange Act.

(b)

The financial statements (including all related notes and schedules) of the Company and its Subsidiaries included in the SEC Reports (collectively, the "Financial Statements") complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations and their cash flows for the periods therein specified, all in accordance with United States generally accepted accounting principles applied on a consistent basis ("GAAP") throughout the periods therein specified (except as otherwise noted therein, and in the case of quarterly financial statements except for the absence of footnote disclosure and subject, in the case of interim periods, to normal year-end adjustments).

(c)

Except as disclosed in the SEC Reports filed through the date of this Agreement or the Transaction Press Release, neither the Company nor any Subsidiary of the Company has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise and whether due or to become due, that would, individually or in the aggregate, have a Material Adverse Effect.

(d)

Since September 30, 2007, the date of the most recent financial statements included in the SEC Reports filed through the date of this Agreement, except as set forth in the SEC Reports filed through the date of this Agreement or the Transaction Press Release, there has been no material adverse change in the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole.

3.8

Absence of Litigation

  There are no (i) investigations or proceedings pending or, to the knowledge of the Company, threatened by any Governmental Entity with respect to the Company or any of its Subsidiaries or any of their properties or assets, (ii) actions, suits, arbitrations, claims or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, or any of their respective properties or assets, at law or in equity, or (iii) orders, judgments or decrees of any Governmental Entity against the Company or any of its Subsidiaries, which, in the case of clauses (i) or (ii), individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

3.9

Compliance with Law

  The Company and each of its Subsidiaries is in compliance with and is not in default under or in violation of any Laws, except where such non-compliance, default or violation would not, individually or in the aggregate, have a Material Adverse Effect.

3.10

Intellectual Property

  Except as would not, individually or in the aggregate, have a Material Adverse Effect, either the Company or a Subsidiary of the Company owns, or is licensed or otherwise possesses adequate rights to use, all material trademarks, trade names, service marks, service names, mark registrations, logos, assumed names, domain names, registered and unregistered copyrights, software, patents or other intellectual property, necessary for the conduct of their respective businesses as currently conducted (collectively, the "Intellectual Property").  Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) there are no pending or threatened claims by any Person alleging infringement by the Company or any of its Subsidiaries for their use of the Intellectual Property of the Company or any of its Subsidiaries; (ii) the conduct of the business of the Company and its Subsidiaries does not infringe or violate any intellectual property rights of any Person; (iii) to the knowledge of the Company, no Person is infringing any Intellectual Property of the Company or any of its Subsidiaries; (iv) the Company takes reasonable actions to protect its Intellectual Property, its ownership of proprietary Intellectual Property and the security of its software, systems and networks; and (v) the patents and registered Intellectual Property owned by the Company and its Subsidiaries are valid and enforceable.

3.11

Employee Benefits

  Except as would not result in a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations.  Neither the Company nor any of its Subsidiaries is subject to a dispute, strike or work stoppage except as would not, individually or in the aggregate, have a Material Adverse Effect.

3.12

Taxes

  The Company and each of its Subsidiaries have filed all Tax Returns required to have been filed (or extensions have been duly obtained) and have paid all Taxes required to have been paid by any of them, except with respect to matters contested in good faith through appropriate proceedings and, where required by GAAP, for which adequate reserves have been established on the financial statements of the Company and its Subsidiaries in accordance with GAAP, except where failure to file such Tax Returns or pay such Taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.13

NYSE

  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the New York Stock Exchange ("NYSE"), and the Company has no action pending to terminate the registration of the Common Stock under the Exchange Act or delist the Common Stock from NYSE, nor has the Company received any notification that the SEC or the NYSE is currently contemplating terminating such registration or listing.

3.14

Company Not an "Investment Company"

  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended.  The Company is not, and immediately after receipt of payment for the Notes will not be, an "investment company" within the meaning of, and required to be registered under, the Investment Company Act of 1940, as amended.

3.15

Required Regulatory Filings; No Regulatory Deficiencies

  Neither the Company nor any of its Subsidiaries have failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to file or to be so in compliance would not, individually and in the aggregate, have a Material Adverse Effect.  No deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions, except for any such failures to be in compliance or deficiencies which would not, individually and in the aggregate, have a Material Adverse Effect.

3.16

Investment Adviser, Broker Dealer and Commodities Registrations

  The Company is not required to be registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, a commodity pool operator or a futures commission merchant; each of the Company's Subsidiaries that is required to be registered, licensed or qualified as an investment adviser or a broker-dealer or as a commodity trading advisor, a commodity pool operator or a futures commission merchant or any or all of the foregoing, as applicable, is so registered, licensed or qualified in each jurisdiction where the conduct of its business requires such registration, license or qualification (and such registration, license or qualification is in full force and effect), and is in compliance with all applicable laws requiring any such registration, licensing or qualification, except for any failures to be so registered, licensed or qualified or to be in such compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

3.17

Investment Advisers Act Compliance

  The Company is not a party as an investment advisor or distributor to any investment advisory agreement or distribution agreement; each of the investment advisory agreements and distribution agreements to which any of the Company's Subsidiaries is a party is a valid and legally binding obligation of such Subsidiary which is a party thereto and complies with the applicable provisions of the Investment Advisers Act of 1940, as amended, except for any failures to be so valid and legally binding and in compliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and none of the Company's subsidiaries is in breach or violation of or in default under any such agreement which breach, violation, default or invalidity, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

3.18

Investment Company Act Compliance

  The Company does not sponsor any funds; each fund sponsored by any of the Company's Subsidiaries (a "Fund" or the "Funds") and which is required to be registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is duly registered with the SEC as an investment company under the Investment Company Act and the securities of each fund have been issued and sold in accordance with applicable law, except for any failures to be so registered or otherwise comply with applicable law that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

3.19

General Solicitation; No Integration

  Neither the Company nor any other Person authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Notes.  The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Notes sold pursuant to this Agreement.

4.

Representations and Warranties of Each Purchaser

  Each Purchaser, severally for itself and not jointly with the other Purchasers, represents and warrants to the Company as follows:

4.1

Organization

  Such Purchaser is a legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

4.2

Authorization

  Such Purchaser has all requisite corporate or similar power to enter into this Agreement and the other Transaction Agreements to which it will be a party and to carry out and perform its obligations hereunder and thereunder.  All corporate, member or partnership action on the part of such Purchaser or its stockholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements to which it will be a party and the consummation of the other transactions contemplated herein has been taken.  Assuming this Agreement constitutes the legal, valid and binding agreement of the Company, this Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).  Upon their respective execution by such Purchaser and the other parties thereto and assuming that they constitute legal and binding agreements of the Company, each of the other Transaction Agreements to which such Purchaser will be a party will constitute a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

4.3

No Conflict

  The execution, delivery and performance of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby will not (i) conflict with or result in any violation of any provision of the certificate of incorporation or by-laws or other equivalent organizational document, in each case as amended, of such Purchaser, (ii) result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, require consent under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or to the loss of any benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, purchase or sale order, instrument, permit, concession, franchise, right or license binding upon such Purchase or result in the creation of any Lien upon any of the properties, assets or rights of such Purchaser, or (iii) conflict with or violate any applicable Laws, other than, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of such Purchaser to perform its obligations under the Transaction Agreements (a "Purchaser Adverse Effect").

4.4

Consents

  All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation by such Purchaser of the other transactions contemplated herein have been obtained or made, other than (i) the expiration or termination of the applicable waiting period under the HSR Act or any applicable requirements under foreign law in connection with the issuance of Common Stock to such Purchaser upon conversion of the Notes, and (ii) such consents, approvals, orders and authorizations the failure of which to make or obtain, individually or in the aggregate, would not reasonably be expected to have a Purchaser Adverse Effect.

4.5

Absence of Litigation

  There are no suits, claims, actions, proceedings, arbitrations, mediations or investigations pending or, to the knowledge of such Purchaser, threatened against such Purchaser that would, individually or in the aggregate, reasonably be expected to have a Purchaser Adverse Effect.  Such Purchaser is not subject to any order, writ, judgment, injunction, decree or award that would, individually or in the aggregate, have a Purchaser Adverse Effect.

4.6

Purchasers' Financing

  At the Closing, such Purchaser will have all funds necessary to pay to the Company the purchase price for the Notes being purchased by such Purchaser hereby in immediately available funds.

4.7

Brokers

  Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

4.8

Purchase Entirely for Own Account

  Such Purchaser is acquiring the Securities for its own account, except as contemplated by the Swap Agreements and the Security Agreements, and not with a view to, or for sale in connection with, any distribution of the Securities in violation of the Securities Act.  Except as contemplated in any Swap Agreement or Security Agreement, such Purchaser has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Securities.

4.9

Investor Status

  Such Purchaser certifies and represents to the Company that such Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.  Such Purchaser's financial condition is such that it is able to bear the risk of holding the Notes for an indefinite period of time and the risk of loss of its entire investment.  Such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.  In the case of a KKR Purchaser, such Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment, has been furnished all materials related to the business, finances and operations of the Company which it has requested of the Company, and has sought such accounting, legal and tax advice as it deems appropriate in connection with its proposed investment in the Notes.  In the case of a Bank Purchaser, such Purchaser will be purchasing the Notes to be purchased by it hereunder for the purpose of entering into the transactions contemplated by the related Swap Agreements and Security Agreements, and has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning its investment, and has sought such accounting, legal and tax advice as it deems appropriate in connection with its proposed investment in the Notes.

4.10

Securities Not Registered

  Such Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.  Such Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.  Such Purchaser shall transfer the Securities only in compliance with the Transfer Restrictions set forth in Schedule II hereto.

5.

Covenants

5.1

HSR Approval

  The Company and the KKR Purchasers acknowledge that one or more filings under the HSR Act or foreign antitrust laws may be necessary in connection with the issuance of shares of Common Stock upon conversion of the Notes.  The KKR Purchasers will promptly notify the Company if any such filing is required on the part of the KKR Purchasers.  To the extent required, the Company, the applicable KKR Purchaser and any other applicable KKR Affiliate will cooperate in making any required filings under the HSR Act or any foreign antitrust requirements in connection with the issuance of shares of Common Stock upon conversion of Notes held by such KKR Purchaser.  For the avoidance of any doubt, nothing in the Indenture or the terms of the Notes shall limit or condition a holder's ability to convert the Notes, upon such filings under the HSR Act, foreign antitrust requirements or receipt of any approvals required under applicable law.

5.2

Shares Issuable Upon Conversion

  The Company will at all times have and keep available for issuance such number of shares of Common Stock as shall be sufficient to permit the conversion of the Notes into Common Stock as provided for in the Indenture, including as may be adjusted for share splits, combinations or other similar transactions as of the date of determination.  To the extent not already listed, subject to official notice of issuance, the Company will use reasonable commercial efforts to cause any Common Stock issued upon conversion of the Notes to be listed with the stock exchange or quotation system on which the Common Stock may then be listed by the Company.

5.3

PORTAL and CUSIPs

  The Company will use reasonable commercial efforts to (a) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the Nasdaq Stock Market, Inc. relating to the PORTAL Market as of the Closing or as promptly as practicable thereafter and (b) obtain all necessary Committee on Uniform Securities Identification Procedures numbers (CUSIP numbers) for the Notes required for creating a market in Notes traded pursuant to Rule 144A under the Securities Act or which are not "restricted securities" for purposes of Rule 144 under the Securities Act, in each case as of the Closing or as promptly as practicable thereafter.  Each Purchaser will provide all reasonable assistance and cooperation as may be requested by the Company to effectuate the intent and purposes of this Section 5.3.

5.4

Further Assurances

  Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions hereof and compliance with applicable Law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof.

5.5

Board Designee

(a)

KKR shall have the right to designate, pursuant to the terms and subject to the conditions of this Section 5.5, one nominee to the Company's Board of Directors (the "Board Designee") for consideration by the Board of Directors (and the Nominating and Corporate Governance Committee of the Board of Directors), such consideration to include, subject to Section 8.14 hereof, whether such nominee (i) is qualified and suitable to serve as a member of the Board of Directors under all applicable corporate governance policies or guidelines of the Company and the Board of Directors and applicable legal, regulatory and stock exchange requirements and (ii) meets the independence requirements of any stock exchange or quotation system on which the Common Stock is then listed (currently, the NYSE).  Subject to Section 8.14, the Board of Directors and the Nominating and Corporate Governance Committee shall conduct the consideration of the qualifications, suitability and independence of the Board Designee, and make any determinations with respect thereto in a manner consistent with considerations and determinations in respect of other members of the Board of Directors. As of the date hereof, KKR has designated Mr. Scott Nuttall as a nominee for the Board Designee.  The Company acknowledges that Mr. Nuttall has submitted a completed directors questionnaire supplied by the Company, that officers of the Company have reviewed the questionnaire, and that based on their review, such officers believe that Mr. Nuttall meets the requirements set forth in clauses (i) and (ii) of the first sentence of this Section 5.5(a).  KKR will take all necessary action to cause any nominee for Board Designee to make himself or herself reasonably available for interviews, to consent to such reference and background checks or other investigations and to provide such information (including information necessary to determine the nominee's independence status under various requirements and institutional investor guidelines as well as information necessary to determine any disclosure obligations of the Company) as the Board of Directors or its Nominating and Corporate Governance Committee may reasonably request.  Provided that the Board Designee is then acceptable to the Board of Directors (including the Nominating and Corporate Governance Committee of the Board of Directors, but subject to Section 8.14 hereof) in its good faith discretion, the Company's Nominating and Corporate Governance Committee shall consider, consistent with its charter and fiduciary duties, the nomination of the Board Designee for election or re-election, as the case may be, as a director and as a member of the Compensation Committee of the Board of Directors so long as KKR and its Affiliates then Own at least 50% of the then outstanding principal amount of the Notes and at least $625,000,000 aggregate principal amount of the Notes are then outstanding.  It shall be a condition to the nomination for election or re-election of any Board Designee that such Board Designee tender a conditional resignation letter prior to his or her nomination for election or re-election to the Board of Directors providing such Board Designee's irrevocable offer of resignation from the Board of Directors effective upon the Designee Termination Date.

(b)

Subject to Section 8.14 hereof, the Board Designee shall be subject to the policies and requirements of the Company and its Board of Directors, including the Company's Corporate Governance Principles and Code of Conduct in a manner consistent with the application of such policies and requirements to other members of the Board of Directors.  The Company shall indemnify the Board Designee and provide the Board Designee with director and officer insurance to the same extent it indemnifies and provides insurance for the other members of the Board of Directors pursuant to its organizational documents, applicable Law or otherwise.

(c)

All obligations of the Company pursuant to this Section 5.5 (other than paragraph (b) of this Section 5.5 or the indemnity provided in Section 8.15 hereof) shall terminate upon the first to occur of: (i) such time as KKR and its Affiliates do not Own at least 50% of the then outstanding principal amount of Notes and at least $625,000,000 aggregate principal amount of the Notes are then outstanding, (ii) the Company sells all or substantially all of its assets, (iii) any Person or "group" (as such term is used in Section 13 of the Exchange Act), directly or indirectly, obtains Beneficial Ownership of 50% or more of the total outstanding voting power of the Voting Stock, (iv) the Company participates in any merger, consolidation or similar transaction unless immediately following the consummation of such transaction the stockholders of the Company immediately prior to the consummation of such transaction continue to hold (in substantially the same proportion as their ownership of the Company's Voting Stock immediately prior to the transaction) more than 50% of all of the outstanding common stock or other securities entitled to vote for the election of directors of the surviving or resulting entity in such transaction, (v) KKR irrevocably waives and terminates all of its rights under this Section 5.5, or (vi) the Board Designee is removed from the Board of Directors for cause by the stockholders of the Company or the Board of Directors.  The date of termination pursuant to this clause (c) of the obligations of the Company pursuant to this Section 5.5 is sometimes referred to herein as the "Designee Termination Date".  KKR shall notify the Company promptly if KKR and its Affiliates, collectively, do not Own at least $312,500,000 aggregate principal amount of Notes.

(d)

Notwithstanding anything else contained in this Agreement to the contrary, if at any time prior to the Designee Termination Date, the Board Designee is not a member of the Board of Directors for any reason, the Board Designee shall instead be an observer at meetings of the Company's Board of Directors ("Board Observer").  The Board Observer shall be entitled to attend all meetings of the Board of Directors and shall be furnished with all the information that members of the Board of Directors are furnished with respect to each meeting of the Board of Directors, and Section 5.5(b) shall apply to the Board Observer as if he or she were a Board Designee; provided that any Board Observer must be qualified and suitable to serve as a member of the Board of Directors under all applicable corporate governance policies or guidelines of the Company and the Board of Directors and applicable legal, regulatory and stock market requirements.

(e)

Any Board Designee or Board Observer that obtains Confidential Information in its capacity as a member of the Board of Directors or a Board Observer shall use the Confidential Information in a manner consistent with the limitations imposed on Purchasers in Section 8.9 hereof.

5.6

Report on KKR Ownership of Securities Issued by the Company

  KKR will promptly provide to the Company, upon request, a complete list of any securities issued by Company Owned or Beneficially Owned by KKR and its Affiliates.

5.7

Incurrence of Indebtedness

(a)

The Company shall not, and shall not permit any Subsidiary of the Company to directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness (collectively, an "incurrence") unless after giving pro forma effect to the incurrence of such Indebtedness and the application of the net proceeds therefrom as if the additional Indebtedness had been incurred, and the application of the net proceeds therefrom had occurred, at the beginning of the applicable four consecutive quarter period in respect of which the Leverage Ratio and Interest Coverage Ratio are to be calculated (the "Reference Period"):

(i)

the Leverage Ratio as of the last day of the fiscal quarter of the Company immediately preceding such incurrence shall be no greater than 2.5:1.0.; and

(ii)

the Interest Coverage Ratio for the four consecutive fiscal quarters immediately preceding such incurrence shall be at least 4.0:1.0.

For purposes of calculating the Leverage Ratio and Interest Coverage Ratio, notwithstanding anything to the contrary in the Credit Agreement, pro forma effect shall be given to the following additional adjustments:

(1) any Indebtedness repaid, redeemed, replaced or otherwise retired since the beginning of the Reference Period, but before the incurrence of the Indebtedness to be tested under this Section 5.7, shall be assumed to have been repaid, redeemed, replaced or retired at the beginning of the Reference Period;

(2) any incurrence of any other Indebtedness since the beginning of the Reference Period that will remain outstanding after the incurrence of Indebtedness to be tested under this Section 5.7 shall be assumed to have been incurred at the beginning of the Reference Period; and

(3) any acquisition or disposition by the Company and its Subsidiaries or any discontinuation of operations of the Company and its Subsidiaries treated as a discontinued operations under GAAP, in each case since the beginning of the Reference Period, shall be assumed to have occurred on the first day of the Reference Period.

(b)

If the Company fails to comply with Section 5.7(a), the Company shall, upon request of KKR, purchase any outstanding Notes Owned by KKR and its Affiliates at a price equal to the principal amount of the Notes and interest accrued on the Notes to the date of purchase.

(c)

For purposes of this Section 5.7, subject to the pro forma adjustments referred to in Section 5.7(a), the terms Indebtedness, Interest Coverage Ratio and Leverage Ratios have the meanings given to them in the Credit Agreement without giving effect to any amendment of the Credit Agreement after the date hereof and regardless of whether or not the Credit Agreement is then in effect.

6.

Conditions Precedent

6.1

Conditions to the Obligation of the Purchasers to Consummate the Closing

  The several obligations of each Purchaser to consummate the transactions to be consummated at the Closing, and to purchase and pay for the Notes being purchased by it at the Closing pursuant to this Agreement, are subject to the satisfaction of the following conditions precedent:

(a)

The representations and warranties of the Company contained herein shall have been true and correct on and as of the date hereof.

(b)

The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

(c)

Each Purchaser shall have received a certificate, dated the Closing Date, signed by the Chief Executive Officer or the Chief Financial Officer of the Company, certifying on behalf of the Company that the conditions specified in the foregoing Sections 6.1(a) and (b) have been fulfilled.

(d)

The purchase of and payment for the Notes by each Purchaser shall not be prohibited or enjoined by any court order or prohibited by any law or governmental regulation  (other than a law or governmental regulation in the form effective on the date of this Agreement).

(e)

The Company and the Trustee shall have executed and delivered an Indenture that accurately reflects, in all material respects, the description of the Notes set forth in Schedule II hereto, and with respect to matters not described or set forth in Schedule II hereto, the Indenture shall be in form and substance reasonably satisfactory to KKR.

(f)

The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement.

(g)

The Purchasers and KKR shall have received from Shearman & Sterling LLP and the Deputy General Counsel to the Company, opinions substantially in the form attached hereto as Exhibits B-1 and B-2.

(h)

The Company will list, subject to official notice of issuance, any Common Stock to be issued upon conversion of the Notes with NYSE.

6.2

Conditions to the Obligation of the Company to Consummate the Closing

  The obligation of the Company to consummate the transactions to be consummated at the Closing, and to issue and sell to each Purchaser the Notes to be purchased by it at the Closing pursuant to this Agreement, is subject to the satisfaction of the following conditions precedent:

(a)

The representations and warranties contained herein of each Purchaser shall be true and correct on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of a Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects).

(b)

Each Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed or observed by such Purchaser on or prior to the Closing Date.

(c)

The Company shall have received a certificate, dated the Closing Date, on behalf of each Purchaser, signed by an officer thereof, certifying on behalf of each Purchaser that the conditions specified in the foregoing Sections 6.2(a) and (b) have been fulfilled.

(d)

The purchase of and payment for the Notes by each Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation.

(e)

The Trustee shall have executed and delivered the Indenture.

(f)

Each Purchaser shall have executed and delivered the Registration Rights Agreement.

(g)

The Company shall have received on the date of this Agreement signed copies of the Confirmations Relating to the Bond Hedge and Warrant Transactions from the counterparties thereto.

(h)

The Company shall have received from each Purchaser an IRS Form W-9, W-8BEN or W-8IMY, as appropriate, duly executed by an officer of the Purchaser.

7.

Termination

7.1

Conditions of Termination

 Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time before the Closing i) by mutual consent of the Company and KKR, ii) by the Company, if the Closing shall not have occurred on or prior to 5:00 p.m., New York time, on February 5, 2008, and the Company shall not have breached in any material respect its or their obligations under this Agreement or failed to fulfill any conditions to be fulfilled by it or (c) by KKR, if the Closing shall not have occurred on or prior to 5:00 p.m. New York time on February 5, 2008 and KKR and the Purchasers shall not have breached in any material respect their obligations under this Agreement or failed to fulfill any conditions to be fulfilled by any of them hereunder.

7.2

Effect of Termination

  In the event of any termination pursuant to Section 7.1 hereof, this Agreement shall become null and void and have no effect, with no liability on the part of the Company, KKR or the Purchasers, or their directors, officers, agents or stockholders, with respect to this Agreement, except for liability for any willful breach of this Agreement.

8.

Miscellaneous Provisions

8.1

Public Statements or Releases

  Neither the Company, KKR nor any Purchaser shall make any public announcement with respect to the existence or terms of this Agreement or the transactions provided for herein without the prior approval of the Company for an announcement by KKR or the Purchasers, or KKR for an announcement by the Company, which shall not be unreasonably withheld or delayed.  Notwithstanding the foregoing, nothing in this Section 8.1 shall prevent any party from making any public announcement it considers necessary in order to satisfy its obligations under the law or under the rules of any national securities exchange.  For the avoidance of doubt, the parties acknowledge that the Company will issue the Transaction Press Release and file with the SEC a current report on Form 8-K relating to the transactions contemplated hereby within the time frame required by the applicable rules of the SEC.

8.2

Interpretation

  The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.  The headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement.  Whenever the words "include," "includes" or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation."  The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, will be deemed to refer to the date set forth in the first paragraph of this Agreement.  The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms.  Unless expressly provided otherwise, references to agreements, policies, standards, guidelines or instruments, or to statutes or regulations, are to such agreements, policies, standards, guidelines or instruments, or statutes or regulations, as amended or supplemented from time to time (or to successors thereto).

8.3

Notices

  Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given when delivered in person or by private courier with receipt, if telefaxed when verbal or email confirmation from the recipient is received, or three (3) days after being deposited in the United States mail, first-class, registered or certified, return receipt requested, with postage paid and,

(a)

if to the Company, addressed as follows:

Legg Mason, Inc.

100 Light Street

Baltimore, Maryland 21202

Attention:

General Counsel

Facsimile:

(410) 454-4607

with copies to:

Shearman & Sterling LLP
599 Lexington Avenue
New York, New York  10022
Attention:  James S. Scott, Sr./John A. Marzulli, Jr.
Facsimile:  646-848-7707

(b)

if to any Purchaser, addressed as set forth in Schedule I for such Purchaser with a copy to:

Davis Polk & Wardwell
450 Lexington Ave.
New York, NY  10017
Attention:

John Brandow/Alan Dean
Facsimile:

(212) 450-3800

(c)

if to KKR, addressed as follows:

Kohlberg Kravis Roberts & Co. L.P.
9 West 57th Street
New York, NY  10019
Attention:

Scott Nuttall
Facsimile:

(212) 750-0003

with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Ave.
New York, NY  10017
Attention:

Gary Horowitz
Facsimile:

(212) 455-2502

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

8.4

Severability

 If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

8.5

Governing Law

(a)

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)

The Company, each of the Purchasers and KKR hereby irrevocably and unconditionally:

(i)

submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the general jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York;

(ii)

consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

(iii)

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 8.3 or at such other address of which the other party shall have been notified pursuant thereto;

(iv)

agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto;

(v)

agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by Law;

(vi)

agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and

(vii)

irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement.

8.6

Waiver

  No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

8.7

Expenses

  The Company shall be responsible for its own expenses incurred in connection with the proposed investment by the Purchasers in the Company.  The Company shall also pay up to $1,500,000 of the reasonable out-of-pocket fees and expenses incurred by the Purchasers, KKR and its Affiliates directly related to making the proposed investment by the Purchasers in the Company on the Closing Date.  On the Closing Date, the Company shall pay all such fees and expenses upon receipt from KKR of written notice detailing such fees and expenses.

8.8

Assignment; Additional Bank Purchasers

(a)

None of the parties may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the Company and KKR.

(b)

Notwithstanding Section 8.8(a), prior to the Closing, any KKR Purchaser shall be permitted to assign its rights to purchase all or a portion of the Notes set forth opposite its name in Schedule I hereto to one or more institutional investors that is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, subject to the consent of the Company which shall not be unreasonably withheld. The assignee shall assume all of the obligations, and shall have all of the rights, under this Agreement that it would have had as if the assignee had been originally identified as a Bank Purchaser on the signature pages hereof and had been originally listed on Schedule I hereto in respect of the Notes assigned to it for purchase by the KKR Purchaser. Upon such assumption and assignment, the assigning KKR Purchaser shall be released from its obligations to purchase the Notes to the extent such obligation is assumed by the new Bank Purchaser.  A revised Schedule I shall be prepared to reflect each assignment and assumption under this Section 8.8(b), and shall become part of this Agreement.

(c)

In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement. Notwithstanding such assumption or agreement to be bound hereby by an assignee and except to the extent provided in Section 8.8(b), no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement.

8.9

Confidential Information

  The Purchasers and KKR acknowledge that they have been, and from time to time hereafter, may be given, access to non-public, proprietary information with respect to the Company ("Confidential Information") for the purpose of the Purchasers and KKR evaluating and monitoring an investment in the Securities.  For purposes hereof for any Person, Confidential Information does not include, however, information which (i) is or becomes generally available to the public in accordance with law other than as a result of a disclosure by the Person or its directors, managing members, officers, employees, agents, legal counsel, financial advisors, accounting representatives or potential funding sources ("Representatives") or any Affiliate, Subsidiary or franchisees of such Person or their respective Representatives in violation of this Section 8.9 or any other confidentiality agreement to which the Company is a party or beneficiary, (ii) is, or becomes, available to the Person from a source other than the Company or any of its Affiliates or any of its Representatives; provided that such source was not known to the Purchasers (after reasonable investigation) to be bound by a confidentiality agreement with, or any other contractual, fiduciary or other legal obligation of confidentiality to, the Company or any of its Subsidiaries or any of its Representatives, (iii) is already in the possession of the Person on the date hereof (other than information furnished by or on behalf of the Company or directors, officers, employees, representatives and/or agents of the Company), or (iv) is independently developed by the Person without violating any of the confidentiality terms herein.  KKR and the Purchasers, each severally agrees (i) except as required by law or by any regulatory authority having jurisdiction over KKR or a Purchaser (including any stock exchange rule, rule of any self regulatory organization or similar requirement) or legal process, to keep all Confidential Information confidential and not to disclose or reveal any such Confidential Information to any Person other than those of its Representatives who need to know the Confidential Information for the purpose of evaluating, monitoring or taking any other action with respect to the investment by the Purchaser or any Affiliate of KKR in the Securities and to cause those Representatives to observe the terms of this Section 8.9 and (ii) not to use Confidential Information for any purpose other than in connection with evaluating, monitoring or taking any other action with respect to the investment in the Securities or in the case of the Board Designee to the extent necessary to fulfill the duties of the Board Designee to the Company as a member of the Board of Directors.

8.10

Third Parties

  This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto.

8.11

Counterparts

  This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.12

Entire Agreement; Amendments

  This Agreement and the other Transaction Agreements constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral.  No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the parties hereto.

8.13

Survival

  The representations and warranties contained in this Agreement shall terminate upon the first to occur of the Closing or the termination of this Agreement pursuant to Section 8.1 hereof.

8.14

Other KKR Activities

  Notwithstanding anything herein to the contrary, (i) KKR, each of its officers, employees, partners and Affiliates and partners and members of its Affiliates (each a "Covered Person"), may engage in or possess any interest in other investments, business ventures or Persons of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Company and its Subsidiaries, and may provide advice and other assistance to any such investment, business venture or Person, (ii) the Company and its Affiliates shall have no rights by virtue of this Agreement or the other Transaction Agreements in and to such investments, business ventures or Persons or the income or profits derived therefrom, and (iii) the pursuit of any such investment or venture, even if competitive with the business of the Company and its Subsidiaries, shall not be deemed wrongful or improper unless, in each case, such investment, business venture, matter, transaction or interest (a) is presented to, or acquired, created or developed by, or otherwise comes into the possession or knowledge of, a Covered Person exclusively in such Covered Person's capacity as an officer, director, Board Observer, employee, agent or representative of the Company and (b) such investment, business venture, matter, transaction or interest is then being pursued by, or is under consideration to be pursued by, the Company or its Subsidiaries (an "Excluded Opportunity").  For the avoidance of doubt, any investment, business venture, matter, transaction or interest that KKR or a Covered Person develops from information that  (1) is or becomes generally available to the public in accordance with law other than as a result of a disclosure by a Purchaser or its Representatives or its Affiliates, subsidiaries or franchisees or their respective Representatives in violation of Section

8.9 or any other confidentiality agreement to which the Company is a party or beneficiary, (2) is, or becomes, available to KKR or a Covered Person from a source other than the Company or any of its Affiliates or any of its Representatives; provided that such source was not known to KKR or a Covered Person to be bound by a confidentiality agreement with, or any other contractual, fiduciary or other legal obligation of confidentiality to, the Company or any of its Subsidiaries or any of its Representatives in respect of such information, (3) is already in the possession of KKR or a Covered Person as of the date hereof (other than information furnished by or on behalf of the Company or directors, officers, employees, representatives and/or agents of the Company), or (4) is independently developed by KKR or a Covered Person without violating any of the confidentiality terms herein, shall not be an Excluded Opportunity.  No Covered Person shall be obligated to present any particular investment or business opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be pursued by the Company, or any of its officers, employees, partners or Affiliates or partners or members of its Affiliates, unless the investment or business opportunity already is and remains an Excluded Opportunity, and KKR and each other Covered Person shall have the right to pursue for its own account (individually or as a partner or a fiduciary) or to recommend to any other Person any such investment opportunity, unless the investment or business opportunity is an Excluded Opportunity.

8.15

Indemnity for Purchasers

  The Company agrees to hold harmless and indemnify each Purchaser and such Purchaser's Affiliates and any officer, director, partner, employee, agent or member of such Purchaser or such Purchaser's Affiliates and any Person controlling such Purchaser or such Purchaser's Affiliates (collectively, the "Indemnified Persons") from and against any and all losses, claims, damages, liabilities and expenses (each a "Loss" and collectively, the "Losses") whatsoever (including reasonable expenses incurred in preparing or defending against any litigation or proceeding, commenced or threatened, or any claims whatsoever whether or not resulting in any liability) imposed on or incurred by any Indemnified Person, to the extent that such Loss results from any claim or cause of action brought by or on behalf of a Company stockholder (i) alleging that the execution, delivery or performance of this Agreement breaches the fiduciary duties of the Company's directors, or that any Indemnified Person induced any such breach of fiduciary duty or was an aider and abettor or conspirator or otherwise responsible therefor; or (ii) because such Purchaser holds any securities of the Company, provided that the foregoing indemnity as to any Indemnified Person shall not extend to any Loss resulting from or arising out of or which would not have occurred but for one or more of the following: (1) any representation or warranty by such Indemnified Person in this Agreement being incorrect in any material respect; (2) the failure by such Indemnified Person to perform or observe any agreement, covenant or condition in this Agreement or any of the Transaction Agreements applicable to it (except to the extent such failure was caused directly by the failure of the Company to perform any obligation under this Agreement or any of the Transaction Agreements); or (3) the willful misconduct or the gross negligence of such Indemnified Person (or any of its Affiliates), other than any Loss arising out of or resulting from actions performed at the request of, with the consent of, or in conformity with actions taken or omitted to be taken by, the Company.  The Company shall make payments under this indemnity as Losses are incurred by the Indemnified Persons, subject to the obligation of an Indemnified Party to reimburse the Company for payments made in respect of Losses of an Indemnified

Person that a court of competent jurisdiction decides in a final non-appealable judgment are not available to the Indemnified Person under this Section 8.15.

[Remainder of the Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LEGG MASON, INC.

By:

/s/ Mark R. Fetting

Name:

Mark R. Fetting

Title:

Senior Executive Vice President

[Signature Page-Note Purchase Agreement]

KKR PURCHASERS:

KKR I-L Limited

By:

/s/ Scott C. Nuttall

Name:

Scott C. Nuttall

Title:

Member

[Signature Page-Note Purchase Agreement]

BANK PURCHASERS:

CREDIT SUISSE INTERNATIONAL

By:

/s/ Laura Muir

Name:  Laura Muir

Title:    Authorized Signatory

By:

/s/ Benjamin Tan

Name:  Benjamin Tan,

Title:  Authorized Signatory

[Signature Page-Note Purchase Agreement]

KKR:

solely for purposes of Sections 1, 5.5, 5.6, 7.1, 7.2 and 8,

KOHLBERG KRAVIS ROBERTS & CO. L.P.

  By: KKR & Co LLC

By:

/s/ Scott C. Nuttall

Name:

Scott C. Nuttall

Title:

Member

[Signature Page-Note Purchase Agreement]

Schedule I

PURCHASERS

Purchaser Name and Address	Principal Amount of Notes to be Purchased
KKR I-L Limited Kohlberg Kravis Roberts & Co. L.P. 9 West 57th Street New York, NY 10019 Attention: Bill Janetscheck Facsimile: (212) 750-0003	$937,500,000
Credit Suisse International One Cabot Square London E14 4QJ England Attention: Managing Director — Legal Department Facsimile: 44 20 7888 4603	$312,500,000
______________________________________________________________________________________________
TOTAL	$1,250,000,000

I-1

Schedule II

DESCRIPTION OF THE NOTES

[Provided as Exhibit 10.2 to this Current Report on Form 8-K for the event on January 14, 2008]

II-1